                                                  Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-30785) of SCE Funding LLC of
our report dated February 24, 2003 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Los Angeles, California
March 25, 2003